UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009
P.F. Chang’s China Bistro, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 888-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 10, 2009, the Board of Directors of P.F. Chang’s China Bistro, Inc. (the “Company”), pursuant to Delaware General Corporation Law and the Bylaws of the Company, approved an amendment to Section 1.7 of the Company’s Amended and Restated Bylaws. Such amendment revises the advance notice provisions of the Amended and Restatement Bylaws to ensure that such provisions are clear and unambiguous and that compliance with the notice procedures set forth in the Amended and Restated Bylaws is the exclusive means for a shareholder to make nominations or submit other business at a meeting of shareholders (other than proposals governed by Rule 14a-8 under the Securities Exchange Act of 1934). The foregoing description is qualified in its entirety by reference to the amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.
Date: August 13, 2009
/s/ Mark D. Mumford
Mark D. Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws